Parnassus International Equity FundSM

Investor Shares PRBRX | Institutional Shares PFPEX

January 30, 2026

Supplement to the Prospectus dated April 28, 2025, and as amended, September 22, 2025, and Summary Prospectus, dated April 28, 2025

Effective January 30, 2026 Michael Beck, CFA will serve as a Portfolio Manager of the Parnassus International Equity FundSM with the following changes being made to the prospectus and summary prospectus:

1.

The “Summary Section – Parnassus International Equity FundSM – Portfolio Manager” section of the prospectus and the “Portfolio Manager” section of the summary prospectus are each hereby amended and restated as follows:

Portfolio Managers

The Portfolio Managers are responsible for the day-to-day management of the Fund’s portfolio.

Ken Ryan, CFA, is a Portfolio Manager of the Parnassus International Equity Fund. He has served in this capacity since the inception of the Fund on April 28, 2025.

Michael Beck, CFA, is a Portfolio Manager of the Parnassus International Equity Fund and has served as a portfolio manager of the Fund since January 30, 2026.

For more information, please see “Management of the Funds” in the prospectus and “Portfolio Managers” in the SAI.

2.	The following paragraph is added to the “Management of the Funds” section of the prospectus:

Michael Beck, CFA, is a Portfolio Manager of the Parnassus International Equity Fund and has served as a portfolio manager of the Fund since January 30, 2026. Mr. Beck previously served as a Senior Analyst of Parnassus Investments from 2021-2026.

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Please Read Carefully and Keep for Future Reference